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                     PROSPECTUS SUPPLEMENT -- MAY 28, 2010*

RIVERSOURCE GOVERNMENT MONEY MARKET FUND    MARCH 1, 2010    SL-9905-99 A (3/10)

The section "Principal Investment Strategies of the Fund" under Summary of the Fund has been revised as follows:

The Fund will normally invest at least 80% of its net assets in high-quality, short-term money market securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

The Fund will only purchase U.S. government securities, or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody's Investors Service (Moody's) or Standard & Poor's Ratings Services (S&P)), or if not so rated, determined to be of comparable quality.

Currently, the Fund invests only in U.S. government securities and in securities that are rated in the top category by Moody's and S&P. However, the Fund is permitted to invest up to 3% of its assets in securities rated in the second rating category by two rating organizations.

The section "Principal Investment Strategies of the Fund" under More Information about the Fund has been revised as follows:

The Fund will normally invest at least 80% of its net assets in high-quality, short-term money market securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund will provide shareholders with at least 60 days' written notice of any change in the 80% policy.

The Fund will invest only in U.S. dollar-denominated securities having a remaining maturity of 13 months (397 days) or less and will maintain a U.S. dollar-weighted average portfolio maturity of 60 days or less and a U.S. dollar-weighted average life of 120 days or less.

In seeking to maintain a constant net asset value of $1.00, the Fund will limit its investments to securities that, in accordance with guidelines approved by the Fund's Board of Directors (the Board), present minimal credit risk. Accordingly, the Fund will only purchase U.S. government securities, or securities rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations (such as Moody's Investors Service (Moody's) or Standard & Poor's Ratings Services (S&P)), or if not so rated, determined to be of comparable quality.

Determination of quality is made at the time of investment, in accordance with procedures approved by the Fund's Board. The investment manager (Columbia Management Investment Advisers, LLC) continuously monitors the quality of the Fund's investments. If the quality of an investment declines, the Fund may, in certain limited circumstances, continue to hold it.

Currently, the Fund invests only in U.S. government securities and in securities that are rated in the top category by Moody's and S&P. However, the Fund is permitted to invest up to 3% of its assets in securities rated in the second rating category by two rating organizations. The Fund may not invest more than
 1/2 of 1% of its total assets in any one security in the second rating category.

In pursuit of the Fund's objective, the investment manager chooses investments by:

- Considering opportunities and risks given current interest rates and anticipated interest rates.

- Purchasing securities based on the timing of cash flows in and out of the Fund.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

- The issuer's credit rating has declined or the investment manager expects a decline (the Fund, in certain cases, may continue to own securities that are down-graded until the investment manager believes it is advantageous to sell).

- Political, economic, or other events could affect the issuer's performance.

- The investment manager identifies a more attractive opportunity.

- The issuer or the security continues to meet the other standards described above.


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SL-9905-2 A (5/10)
* Valid until next update.